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EXHIBIT 10.11

                               GUARANTY AGREEMENT
                               ------------------

         KNOW YE ALL MEN BY THESE PRESENTS THAT:

         WHEREAS, National Recovery Limited Partnership, a Connecticut Limited Partnership having a place of business at 27 Mischa Hill Road, Trumbull, Connecticut 06611 (hereinafter referred to as "Lender") has granted to Tangible Collectibles, Inc. a Delaware corporation having a principal place of business at 3444 Via Lido, Newport Beach, California 92663 (hereinafter referred to as "Borrower") a commercial demand loan in the principal amount of ONE MILLION AND 00/100 ($1,000,000.00) DOLLARS on this date (hereinafter referred to as the "Loan") and

         WHEREAS, as evidence of the terms, conditions and provisions of the Loan, the Borrower has executed a Commercial Loan and Security Agreement and other loan documents of even date herewith (the "Loan Agreement") and

         WHEREAS, the Loan is further evidenced by Borrower' Commercial Demand Note to Lender in the amount of ONE MILLION and 00/100 ($1,000,000.00) DOLLARS of even date herewith in accordance with the Loan Agreement (hereinafter referred to as the "Note") and

         WHEREAS, as a condition precedent to the making of the Loan and in consideration thereof, Lender has required the undersigned to enter into this Guaranty Agreement.

         NOW, THEREFORE, in order to induce Lender to make the Loan and in consideration thereof and FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, the undersigned, jointly and severally, hereby unconditionally guaranty full and prompt payment of the "Liabilities" as hereinafter defined. As used herein, "Liabilities" shall mean the sums owed to Lender from Borrower of every kind and description, direct or indirect, primary or secondary, absolute or contingent, due or to become due, secured or unsecured, including, but not limited to, those arising under the Loan regardless of how they arise or by what agreement or instrument they may be evidenced by or whether evidenced by any agreement or instrument including without limitation all reasonable costs and expenses (including reasonable attorney's fees paid or incurred by Lender in the collection or the enforcement of the Loan indebtedness or in upholding or protecting or defending the lien of the security interest in the collateral granted as security for the Loan).

         The undersigned further unconditionally guaranty that all payments made by the Borrower and/or any Guarantor to Lender with respect to any Liabilities hereby guaranteed will, when made, be final and agree that if any such payment is recovered from, or repaid by Lender, in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower and/or



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any Guarantor, this Guaranty shall continue to be fully applicable to such
Liabilities to the same extent as though the payment so recovered or repaid had never been originally made on such Liabilities.

         The undersigned hereby waive demand, presentment, protest, notice of dishonor and notice of Lender's acceptance of this agreement, and of any Loan made, extensions granted or other action taken in reliance hereon and all other demands and notices of any description in connection with this Guaranty, the Liabilities or otherwise.

         No delay or omission on Lender's part in exercising any rights hereunder shall operate as a waiver of such right or any other rights; a waiver on one occasion shall not be a bar to or waiver of any rights on any other occasion.

         THE OBLIGATION OF THE UNDERSIGNED WITH RESPECT TO ANY LIABILITY SHALL NOT BE TERMINATED BY, AND THE UNDERSIGNED ASSENT TO ANY EXTENSION OR POSTPONEMENT OF PAYMENT OF ANY LIABILITY OR ANY OTHER INDULGENCE, ANY SUBSTITUTION, EXCHANGE OR RELEASE OF COLLATERAL, THE ADDITION OR RELEASE OF ANY PARTY PRIMARILY OR SECONDARILY LIABLE, WHETHER OR NOT NOTICE THEREOF IS GIVEN TO THE UNDERSIGNED, AND EXCEPT AS OTHERWISE PROVIDED HEREIN LENDER SHALL HAVE NO DUTY TO COLLECT FROM OR PROTECT ANY OTHER PARTIES, AND LENDER MAY PROCEED UNDER THIS GUARANTY IMMEDIATELY ON BORROWER'S DEFAULT WITHOUT EXHAUSTING ANY AND ALL REMEDIES LENDER MAY HAVE OR RESORT TO AND REGARDLESS OF ANY OTHER COLLATERAL AND ANY OTHER GUARANTY OR SOURCE OF PAYMENT LENDER MAY HAVE.

         The obligation of the undersigned hereunder will be unaffected by any recovery Lender may have against the security for the Liabilities guaranteed hereby or against Borrower unless and until Lender shall recover the entire amount of all Liabilities owed to Lender. The obligations of the undersigned hereunder are primary, absolute, and unconditional irrespective of the genuineness, validity, legality, regularity or enforceability of any of the instruments executed in connection with the Loan.

         Any deposits, securities or other property of the undersigned which are at anytime within Lender's possession or control may, after an Event of Default under this Guaranty or pursuant to the Loan Agreement, be held and treated as collateral security for the payment of Liabilities, and Lender shall have a lien



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thereon and right to setoff the same against matured Liabilities or against any other sums due hereunder.

         THE UNDERSIGNED ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVE THEIR RIGHT TO A JURY TRIAL AND NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES AS AMENDED, OR AS OTHERWISE ALLOWED BY THE LAW OF ANY STATE OR BY FEDERAL LAW, WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE.

         The undersigned covenant not to cause, suffer or permit any act which would cause Borrower or any of the Guarantors to (a) dissolve, liquidate or cease the conduct of its business, (b) merge into or consolidate with any other entity, or (c) sell, transfer, or otherwise convey all or substantially all of its assets.

         The undersigned covenant not to transfer any of their assets for other than fair market value or permit a material diminution of their respective net worths except as reasonably necessary for estate planning, provided said transferee executes and delivers to Lender a guaranty acceptable to Lender.

         The undersigned Individual Guarantors covenant to provide Lender with their personal financial statements with such verifications of the entries therein within thirty (30) days of each calendar year and as Lender shall otherwise require, in such form and containing such other information respecting each of the undersigned's financial status as Lender shall require and copies of all federal and state income tax returns upon thirty (30) days of the filing due dates thereof. The Guarantors shall also provide Lender with such financial statements and tax returns as are required under the Loan Agreement.

         The undersigned agree to pay all costs, expenses and fees including without limitation reasonable attorney's fees which may be incurred by Lender in enforcing or attempting to enforce this Guaranty.

         The undersigned do hereby waive all rights to subrogation and/or reimbursement from Borrower for any payments or advances made by the undersigned pursuant to this Guaranty.

         The undersigned acknowledge and agree that the Loan and this Guaranty have been made and entered into in the State of Connecticut and do hereby agree and consent to in personam jurisdiction and waive any claim of lack of in personam jurisdiction of the courts of the State of Connecticut, and do further waive right to trial by jury.



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         This Guaranty shall inure to the benefit of Lender, its participants, successors and assigns, and it shall be binding upon the undersigned and the executors, administrators, heirs, successors and assigns of the undersigned.

         This agreement is intended to take effect as a sealed instrument and its validity and construction shall be determined by the laws of the State of Connecticut.

         This Instrument may be executed in one or more counterparts collectively constituting one agreement.

         Signed and sealed as of the _____day of November, 2000.

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:

/S/                                          /S/ Silvano DiGenova
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                                                     Silvano DiGenova
                                                     Individually

/S/                                          /S/ Eve DiGenova
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                                                     Eve DiGenova
                                                     Individually

                                             TANGIBLE ASSET GALLERIES, INC.

/S/                                          By: /S/ Michael R. Haynes
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                                                 Michael R. Haynes
                                                 Its President
                                                 Duly Authorized

/S/                                          By: /S/  Silvano DiGenova
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                                                 Silvano DiGenova
                                                 Its Chairman
                                                 Duly Authorized